UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2017

PACIFICORP HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-55467	47-2055848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 Lake City Way NE, Seattle WA, 98125
(Address of principal executive offices)

Registrant's telephone number including area code: 1-800-929-3293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation  of the registrant  under  any  of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Change of Name

On June 2, 2017 Pacificorp Holdings, Ltd., Nevada corporation (the “Company”), entered into a short form Merger Agreement with the Company’s wholly owned subsidiary in order to effect  the change  of their corporate name. The name change was effected through a parent/subsidiary short-form merger of the Company and its wholly-owned subsidiary, Cannabis Leaf Incorporated., a Nevada Corporation (the “Subsidiary”), under Section 92A.180 of the Nevada Revised Statutes (“NRS”). Pursuant to an Agreement of Merger, dated June 2, 2017 (the “Merger Agreement”), between the Company and the Subsidiary, effective June 7, 2017, the Subsidiary merged with and into the Company and ceased to exist (the “Merger”). The Company is the surviving entity and will adopt the Subsidiary’s name in the Merger.

To effectuate the Merger, the Company filed Articles of Merger and the Merger Agreement with the Nevada Secretary of State on June 7, 2017. Copies of the Articles of Merger and Merger Agreement are filed as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated by reference herein.

The Merger was approved by the board of directors of the Company and the Subsidiary on June 2, 2017. In accordance with NRS Section 92A.180, stockholder approval was not required.

Increase in Authorized Common shares and Forward Stock Split

On June 2, 2017, the Company’ Board of Directors approved amending the Company’s Articles of Incorporation by filing a Certificate of Change, pursuant to NRS 78.209, increasing its authorized shares from 100,000,000 shares of common stock at $.001 par value to 600,000,000 shares of common stock at $.001 par value; and affecting a 6 for 1 forward stock split (the “Forward Split”). The Certificate of Change was filed with the Secretary of State of the State of Nevada on June 5, 2017. A copy of the Certificate of Change is filed as Exhibit 3.3 to this Form 8-K and is incorporated by reference herein. In accordance with the Forward Split, a shareholder holding 100 shares will receive 500 additional shares of common stock, so that the shareholder will hold a total of 600 shares of common stock after the forward stock split.  Shareholders will not need to return their share certificates; the additional shares will be entered on the books of the Company’s stock transfer agent, Action Stock Transfer.  Shareholder may request certificates for the additional shares, at the shareholder’s expense, from the stock transfer agent. The forward stock split will not change the relative voting power of our shareholders.

Other than changing the Company’s name as a result of the Merger, increasing the authorized shares and affecting a 6 for 1 forward stock split, there were no other changes to the Company’s Articles of Incorporation. None of these actions affect the rights of the Company’s security holders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description:

3.1	Articles of Merger, as filed with the Secretary of State of the State of Nevada on June 7, 2017.

3.2	Agreement of Merger, dated June 2, 2017, between Pacificorp Holdings, Ltd and Cannabis Leaf Incorporated

3.3	Certificate of Change, as filed with the Secretary of State of the State of Nevada on June 5, 2017.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Pacificorp Holdings, Ltd.

By: /s/ Jason Sakowski
 -------------------------------
Jason Sakowski,
Chief Executive Officer, President, Secretary
 & Treasurer (Principal Executive Officer)
(Principal Financial and Accounting Officer)

Date: June 22, 2017